EXHIBIT 99.2

JOHN M. MCCOY III, Cal Bar. No. 166244

E-mail: mccoyj@sec.gov

SARA D. KALIN, Cal. Bar No. 212156

E-mail: kalins@sec.gov

Attorneys for Plaintiff

Securities and Exchange Commission

Rosalind R. Tyson, Regional Director

Michele Wein Layne, Associate Regional Director

5670 Wilshire Boulevard, 11th Floor

Los Angeles, California 90036

Telephone:	(323) 965-3998
Facsimile:	(323) 965-3908

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF CALIFORNIA

SECURITIES AND EXCHANGE COMMISSION,	Case No. 10 - CV - 01186 - BTM - POR

Plaintiff,	CONSENT OF DEFENDANT ELIZABETH A. DRAGON TO JUDGMENT OF PERMANENT INJUNCTION AND OTHER RELIEF
vs.
ELIZABETH A. DRAGON,
Defendant.

1. Defendant Elizabeth A. Dragon (“Dragon”) waives service of a summons and the complaint in this action, enters a general appearance, and admits the Court’s jurisdiction over Dragon and over the subject matter of this action.

2. Without admitting or denying the allegations of the complaint (except as to personal and subject matter jurisdiction, which Dragon admits), Dragon hereby consents to the entry of the Judgment in the form attached hereto (the “Judgment”) and incorporated by reference herein, which, among other things:

(a)	permanently restrains and enjoins Dragon from violation of Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5]; and

(b)	prohibits Dragon from acting as an officer or director of any issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. § 781] or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. § 78o(d)].

3. Dragon agrees that she shall not seek or accept, directly or indirectly, reimbursement or indemnification from any source, including but not limited to payment made pursuant to any insurance policy, with regard to any civil penalty amounts that Dragon pays pursuant to the Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors. Dragon further agrees that she shall not claim, assert, or apply for a tax deduction or tax credit with regard to any federal, state, or local tax for any penalty amounts that Dragon pays pursuant to the Judgment, regardless of whether such penalty amounts or any part thereof are added to a distribution fund or otherwise used for the benefit of investors.

4. Dragon agrees that the Court shall order a civil penalty pursuant to Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)]. Dragon further agrees that the amount of the civil penalty shall be determined by the Court upon motion of the Commission. Dragon further agrees that in connection with the Commission’s motion for civil penalties, and at any hearing held on such a motion: (a) Dragon will be precluded from arguing that she did not violate the federal securities laws as alleged in the Complaint; (b) Dragon may not challenge the validity of this Consent or the Judgment; (c) solely for the purposes of such motion, the allegations of the Complaint shall be accepted as and deemed true by the Court; and (d) the Court may determine the issues raised in the motion on the basis of affidavits, declarations, excerpts of sworn deposition or investigative testimony, and documentary evidence, without regard to the standards for summary judgment contained in Rule 56(c) of the Federal Rules of Civil Procedure. In connection with the Commission’s motion for civil penalties, the parties may take discovery, including discovery from appropriate non-parties.

5. Dragon waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

6. Dragon waives the right, if any, to a jury trial and to appeal from the entry of the Judgment.

7. Dragon enters into this Consent voluntarily and represents that no threats, offers, promises, or inducements of any kind have been made by the Commission or any member, officer, employee, agent, or representative of the Commission to induce Dragon to enter into this Consent.

8. Dragon agrees that this Consent shall be incorporated into the Judgment with the same force and effect as if fully set forth therein.

9. Dragon will not oppose the enforcement of the Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection based thereon.

10. Dragon waives service of the Judgment and agrees that entry of the Judgment by the Court and filing with the Clerk of the Court will constitute notice to Dragon of its terms and conditions. Dragon further agrees to provide counsel for the Commission, within thirty days after the Judgment is filed with the Clerk of the Court, with an affidavit or declaration stating that Dragon has received and read a copy of the Judgment.

11. Consistent with 17 C.F.R. 202.5(f), this Consent resolves only the claims asserted against Dragon in this civil proceeding. Dragon acknowledges that no promise or representation has been made by the Commission or any member, officer, employee, agent, or representative of the Commission with regard to any criminal liability that may have arisen or may arise from the facts underlying this action or immunity from any such criminal liability. Dragon waives any claim of Double Jeopardy based upon the settlement of this proceeding, including the imposition of any remedy or civil penalty herein. Dragon further acknowledges that the Court’s entry of a permanent injunction may have collateral consequences under federal or state law and the rules and regulations of self-regulatory organizations, licensing boards, and other regulatory organizations. Such collateral consequences include, but are not limited to, a statutory disqualification with respect to membership or participation in, or association with a member of, a self-regulatory organization. This statutory disqualification has consequences that are separate from any sanction imposed in an administrative proceeding. In addition, in any disciplinary proceeding before the Commission based on the entry of the injunction in this action, Dragon understands that she shall not be permitted to contest the factual allegations of the complaint in this action.

12. Dragon understands and agrees to comply with the Commission’s policy “not to permit a defendant or respondent to consent to a judgment or order that imposes a sanction while denying the allegations in the complaint or order for proceedings.” 17 C.F.R. § 202.5. In compliance with this policy, Dragon agrees: (i) not to take any action or to make or permit to be made any public statement denying, directly or indirectly, any allegation in the complaint or creating the impression that the complaint is without factual basis; and (ii) that upon the filing of this Consent, Dragon hereby withdraws any papers filed in this action to the extent that they deny any allegation in the complaint. If Dragon breaches this agreement, the Commission may petition the Court to vacate the Judgment and restore this action to its active docket. Nothing in this paragraph affects Dragon’s: (i) testimonial obligations; or (ii) right to take legal or factual positions in litigation or other legal proceedings in which the Commission is not a party.

13. Dragon hereby waives any rights under the Equal Access to Justice Act, the Small Business Regulatory Enforcement Fairness Act of 1996, or any other provision of law to seek from the United States, or any agency, or any official of the United States acting in his or her official capacity, directly or indirectly, reimbursement of attorney’s fees or other fees, expenses, or costs expended by Dragon to defend against this action. For these purposes, Dragon agrees that Dragon is not the prevailing party in this action since the parties have reached a good faith settlement.

14. In connection with this action and any related judicial or administrative proceeding or investigation commenced by the Commission or to which the Commission is a party, Dragon (i) agrees to appear and be interviewed by Commission staff at such times and places as the staff requests upon reasonable notice; (ii) will accept service by mail or facsimile transmission of notices or subpoenas issued by the Commission for documents or testimony at depositions, hearings, or trials, or in connection with any related investigation by Commission staff; (iii) appoints Dragon’s undersigned attorney as agent to receive service of such notices and subpoenas; (iv) with respect to such notices and subpoenas, waives the territorial limits on service contained in Rule 45 of the Federal Rules of Civil Procedure and any applicable local rules, provided that the party requesting the testimony reimburses Dragon’s travel, lodging, and subsistence expenses at the then-prevailing U.S. Government per diem rates; and (v) consents to personal jurisdiction over Dragon in any United States District Court for purposes of enforcing any such subpoena.

15. Dragon agrees that the Commission may present the Judgment to the Court for signature and entry without further notice.

16. Dragon agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms of the Judgment.

Dated: 5/27/10	/s/ Elizabeth A. Dragon
Elizabeth A. Dragon

On May 27, 2010, Elizabeth A Dragon, a person known to me, personally appeared before me and acknowledged executing the foregoing Consent.

/s/ Allison Ferguson
Notary Public

Commission expires: 3/25/2011

Approved as to form:
/s/ Roman E. Darmer
Roman E. Darmer Howrey LLP Park Plaza, Suite 1700 Irvine, CA 92614 (949) 759-3950 Attorney for Defendant

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